Exhibit 10.52

CONFIDENTIAL SETTLEMENT AND MUTUAL GENERAL RELEASE AGREEMENT

This Confidential Settlement and Mutual General Release Agreement (“Agreement”) is entered into by and between Stephen H. Wacknitz (“Employee”), on the one hand, and Temecula Valley Bank, (“Bank”) and Temecula Valley Bancorp Inc. (“Bancorp” and together with Bank, “Company”) on the other, on January 12, 2009.

WHEREAS, on or about December 3, 2008 (“Termination Date”), Employee’s employment with Bank ended;

WHEREAS, Employee and Bank now desire to resolve all disputes related to Employee’s employment and termination from employment by Bank in an amicable way and resolve any and all pending and potential claims, issues, and actions that were asserted or could have been asserted between Employee, on the one hand, and Company, on the other hand, as well as any other potential actions and issues, without the further expenditure of time or the expense of litigation and, for that reason, have entered into this Agreement.

1. Consideration. Subject to appropriate withholding or any amounts deducted for federal income tax, social security tax, state income tax, SUI/SDI tax and any other amounts, to the extent such amounts are required to be withheld or deducted by law, as determined, without liability, in the sole discretion of Bank, effective on the date of this Agreement:

a) That certain Executive Deferred Compensation Agreement (“Agreement No. 1”) between Employee and Bank dated September 30, 2004 (attached hereto as Agreement No. 1) shall continue in full force and effect according to its terms such that Employee shall receive the “Early Termination Benefit” described in Section 4.2 of Agreement No. 1, as scheduled in Attachment A hereto. All other provisions of Agreement No. 1 that are applicable to the Early Termination Benefit shall apply.

b) That certain Amended and Restated Salary Continuation Agreement (“Agreement No. 2”) between Employee and Bank dated September 30, 2004 (attached hereto as Agreement No. 2) shall terminate effective as of the Termination Date and Employee and his beneficiaries shall not be entitled to receive any further or additional benefits under Agreement No. 2.

c) That certain Executive Supplemental Compensation Agreement (“Agreement No. 3”) with an effective date of January 1, 2005 between Bank and Employee (attached hereto as Agreement No. 3) shall terminate effective as of the Termination Date and Employee and his beneficiaries shall not be entitled to receive any benefits under Agreement No. 3.

d) That certain Split Dollar Insurance Agreement (“Agreement No. 4”) dated June 1, 2008 between Employee (Director) and Bank (attached hereto as Agreement No. 4) shall terminate effective as of the Termination Date and Employee and his beneficiaries shall not be entitled to receive any benefits under Agreement No. 4.

e) Employee shall retain all of the benefits of his 401(k) at Bank on the date of this Agreement according to its terms and Employee shall have the right to roll over this account into a different account, as permitted by the terms of the account and in accordance with applicable law and regulation; and

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

f) That certain Employment Agreement (“Agreement No. 5”) effective as of May 1, 2007, as amended, between Bank and Employee (attached hereto as Agreement No. 5) shall be deemed terminated as of the Termination Date and Employee shall not be entitled to receive any further or additional benefits under the Employment Agreement.

g) In order to take advantage of Employee’s knowledge and skill relative to banking and Bank, in particular, Employee shall make himself available to Bank at times and places mutually convenient to both Bank and Employee, as needed, on a consulting basis, for one year from the date of this Agreement and in exchange for such engagement, Bank shall pay to Employee, as a consultant, $125,000 for such services and for Employee’s availability to the Bank, regardless of the extent to which Bank utilizes Employee’s skills, to be paid in equal installments over the year, in accordance with normal bank payroll practices (generally twice each month), as may be in effect from time to time.

2. Board Seats. By executing this Agreement, Employee agrees to tender his resignation as a Board member of Bank and Bancorp effective as of the date of this Agreement. Employee shall deliver the resignation letter attached to this Agreement upon execution of this Agreement.

3. D&O Coverage. Bank agrees that it will not attempt to modify or change its director and officer policies or fiduciary policies in effect as of the date of this Agreement (collectively the “Policy”) in an effort to preclude any coverage that Employee may be entitled to claim, if any, as of the Termination Date or thereafter. As soon as practicable, Bank shall use its best efforts to obtain tail coverage under the Policy for Employee, or a stand-alone D&O policy naming Employee as a named inured with the same coverage as the existing Policy (“Additional Coverage”) to cover a period of twenty-four (24) months from the Termination Date. If the Additional Coverage is denied for any reason that Bank and Employee cannot reasonably rectify, Bank shall have no further obligation to obtain Additional Coverage. Bank will pay for such Additional Coverage, if available, up to a maximum premium of $10,000 and Employee shall pay any premium amounts in excess of $10,000 (“Employee Portion”). In the event Employee does not deliver to Bank the Employee Portion within five (5) days of request, Bank shall have no further obligation to obtain the Additional Coverage.

4. Releases and Waivers.

a. Employee Release. Except for those obligations created by or arising out of this Agreement, Employee, on Employee’s own behalf and on behalf of Employee’s descendants, dependants, spouse, heirs, executors, administrators, assigns and successors, and each of them, does hereby covenant not to sue and acknowledges complete satisfaction of and hereby fully and forever releases, absolves and discharges Bancorp and Bank and their respective subsidiaries, and affiliated corporations, businesses and partnerships, past, present and future (collectively, the “Group”), and each of Group’s respective trustees, directors, officers, shareholders, partners, agents, employees, representatives, attorneys, employee benefits plans (including the past, present, and future respective trustees and administrator’s fiduciaries thereof), past and present, as well as the heirs, executors, administrators, predecessors, successors and assigns of all the foregoing, and each of them (hereinafter collectively referred to as the “Company Releasees”) with respect to and from any and all claims, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, charges, grievances, wages, employment benefits, obligations, debts, costs, expenses, attorneys’ fees, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, and whether or not concealed or hidden (hereinafter collectively referred to as “Claims” and individually a “Claim”), which Employee now owns or holds or has at any time heretofore owned or held as against Company Releasees, or any of them, arising out of or

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

in any way connected with or related to or concerning: (i) any Claim that was or could have been asserted by Employee; or (ii) Employee’s employment relationship with Bank or Company or the termination or resignation thereof; or (iii) wrongful termination, breach of express and/or implied-in-fact contract, breach of the covenant of good faith and fair dealing, violation of public policy, intentional and/or negligent infliction of emotional distress, defamation, invasion of privacy, fraud and/or negligent misrepresentation, intentional and/or negligent interference with contractual relations and/or prospective economic advantage, and other common law counts; or (iv) any violation of any federal, state, or local law (whether statutory or common law), regulation or ordinance (including, but not limited to, to any claim for discrimination or retaliation under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act, that Fair Labor Standards Act, the National Labor Relations Act, the Worker Adjustment Retraining and Notification Act, the Employee Retirement Income Security Act, the California Fair Employment and Housing Act, the California Family Rights Act, and the California Labor Code); or (v) any claim for severance pay, bonus, sick leave, holiday pay, vacation pay, life insurance, health and medical insurance or any other fringe benefit, or disability; or (vi) any other transactions, or occurrences, acts, or omissions of any laws, and damage or injury whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of Company Releasees, or any of them, committed or omitted prior to the date of Employee’s execution of this Agreement.

b. Limitations on Employee Release. Notwithstanding any other language in this Agreement, the releases given by Employee herein do not include any release of any right to indemnity Employee may have from Company as found in the California Labor Code, or at law, equity or by contact between the Company and Employee. Further, nothing in this Agreement shall affect, release, diminish or alter (i) Employee’s stock ownership in the Company, or (ii) any deposit accounts Employee has with the Bank.

c. Waiver of Age Discrimination Claims. Employee acknowledges and agrees that:

(i) Employee is releasing any and all claims for age discrimination under the Age Discrimination in Employment Act (hereinafter “ADEA”), as amended by the Older Workers Benefit Protection Act, and any federal, state or local fair employment acts arising up to the date of the execution of this Agreement;

(ii) Employee has been advised to consult an attorney of his choice prior to the execution of this Agreement;

(iii) Employee was given twenty-one (21) days from the date of receipt of this Agreement to decide whether or not to execute it and if he chooses to sign this Agreement prior to the expiration of such 21-day period, he will execute the Acknowledgement attached hereto as Exhibit A;

(iv) Employee has seven (7) days from the execution of this Agreement to revoke his execution and this Agreement will become null and void if Employee elects revocation during that time; and

(v) Nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition,

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

precedent, penalties or costs from doing so, unless specifically authorized by federal law. Any revocation must be in writing and must be received by Bank’s counsel during the seven-day revocation period. In the event of such revocation, neither Bank nor Employee will have any obligations under this Agreement.

d. Company Release. Except for those obligations created by or arising out of this Agreement, Company does hereby covenant not to sue and acknowledges complete satisfaction of and hereby fully and forever releases, absolves and discharges Employee, his spouse and family, his attorneys, past and present, as well as the heirs, executors, administrators, predecessors, successors and assigns of all of the foregoing, and each of them (hereinafter collectively referred to as the “Employee Releasees”) with respect to and from any and all Claims, which Company now owns or holds or has at any time heretofore owned or held as against Employee Releasees, or any of them, arising out of or in any way connected with or related to or concerning: (i) any Claim that was or could have been asserted by Bancorp or Bank; or (ii) Employee’s employment relationship with Bank and Bancorp or the termination thereof; or (iii) any other transactions, or occurrences, acts, or omissions of any laws, and damage or injury whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of Employee Releasees, or any of them, committed or omitted prior to the date of Employee’s execution of this Agreement.

e. Waiver of Civil Code Section 1542. It is a further condition of this Agreement and is the intention of the parties in executing this Agreement that the same shall be effective as a bar to each and every Claim hereinabove specified and in furtherance of this intention, the parties hereby expressly waive any and all rights or benefits conferred by the provisions of CALIFORNIA CIVIL CODE SECTION 1542 and expressly consent that this Agreement shall be given full force and effect according to each and all of its express terms and conditions, including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other Claims hereinabove specified. CALIFORNIA CIVIL CODE SECTION 1542 provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

The parties each acknowledge that they each may hereinafter discover claims or facts in addition to or different from those which they now know or believe to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement as expressed in this Agreement. Nevertheless, the parties hereby waive any right, Claim or cause of action that might arise as a result of such different or additional Claims or facts. The parties acknowledge that they each understand the significance and consequence of such release and such specific waiver of CALIFORNIA CIVIL CODE SECTION 1542.

5. Company Denial of Liability. While this Agreement resolves all disputes and issues that Employee may have with Company, as well as any future effects of any acts or omissions, it does not constitute an admission by Company or any of Company Releasees of any violation of Company’s policies or procedures or of any liability or wrongdoing whatsoever. Neither this Agreement nor anything in this Agreement shall be construed to be, or shall be admissible in any proceeding as,

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

evidence of liability of wrongdoing by Company or any of Company Releasees. This Agreement may be introduced, however, in any proceeding to enforce the Agreement.

6. Employee Denial of Liability. While this Agreement resolves all disputes and issues that Company may have with Employee, as well as any future effects of any acts or omissions, it does not constitute an admission by Employee of any violation of Company’s policies or procedures or of any liability or wrongdoing whatsoever. Neither this Agreement nor anything in this Agreement shall be construed to be, or shall be admissible in any proceeding as, evidence of liability of wrongdoing by Employee. This Agreement may be introduced, however, in any proceeding to enforce the Agreement.

7. Warranty of Termination of Relationship. Employee acknowledges that any employment or contractual relationship with Company terminates on date Employee executes this Agreement except as otherwise specifically provided in this Agreement, and that Employee has no further employment or contractual relationship with Company as of the date of this Agreement, except the contractual relationship that may arise out of this Agreement and except as otherwise specifically provided in this Agreement.

8. Warranty Regarding No Future Employment with Company. Employee hereby waives any right or claim to reinstatement as an Employee of Company and hereby agrees that he will not knowingly seek, accept or maintain employment in the future with Company or with any of Company’s parent, subsidiaries or affiliated corporations, businesses or partnerships.

9. Warranty Regarding Non-Assignment. Employee warrants and represents that he has not heretofore assigned or transferred to any person not a party to or intended beneficiary as specifically provided in this Agreement any released matter or any part or portion thereof, and that Employee shall defend Company, indemnify and hold harmless Company (and all other Company Releasees) from and against any Claim based on or in connection with or arising out of any such assignment or transfer made, purported or claimed.

10. Acknowledgment of Wage Payment. Employee warrants, represents, and agrees that Employee has been fully paid by Company for all wages and other compensation that Employee earned during Employee’s employment with Company.

11. Confidentiality. Company and Employee agree that the terms and conditions of this Agreement as well as the fact that this Agreement exists, and all of Employee’s work papers, emails, books and records used while employed by Company (collectively “Confidential Information”) shall remain confidential between the parties and that a party shall not disclose any Confidential Information to any other person, other than: (i) Company’s regulators; (ii) Company’s accountants; (iii) a party’s lawyers; (iv) certified public accountants engaged to advise a party concerning this Agreement and the tax effects of this Agreement and/or (v) as otherwise required by law or regulation. Without limiting the generality of the foregoing, a party shall not respond to or in any way participate in or contribute to any public discussion, notice or other publicity concerning or in any way relating to execution of the terms of this Agreement unless required by law. Notwithstanding any of the foregoing, the parties agree that the following may be stated and such statement shall not be considered a breach of confidentiality: “The matter has been resolved, and Mr. Wacknitz has decided to retire after over 40 years in banking.” Each party acknowledges that any breach of this paragraph of this Agreement would cause damage to a breaching party that would be difficult if not impossible to establish and thus, a breaching party shall pay to a breaching party liquidated damages in the amount of Ten Thousand Dollars ($10,000) for each breach.

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

12. Nondisparagement. Employee shall not make any disparaging remarks or any remarks that could reasonably be construed as disparaging, whether orally or in writing, regarding Company or Company’s business, or business reputation, including but not limited to statements to the media, former or present employees, consultants or customers of Company, unless Employee is required to provide testimony as required by law. Company shall not make any disparaging remarks or any remarks that could reasonably be construed as disparaging, whether orally or in writing, regarding Employee including but not limited to statements to the media, his former or present employees, consultants or customers of Employee, unless Company is required to provide such information by law or regulation or such information is provided to Company’s regulators or accountants. Neither party will volunteer to help, participate, or in any manner, either directly or indirectly, assist in any claim made against the other party, unless required by law. Bancorp will by way of a press release announce the retirement of Employee from the Boards of both Bank and Company and his engagement as a consultant to the Company. The press release shall be subject to the review of Employee prior to publication and Company, to the extent it believes it can, in good faith, will incorporate suggested changes to the press release received from Employee within one business day of his receipt of the same. The parties acknowledge that any breach of this paragraph of this Agreement would cause damage to Company and/or Employee that would be difficult if not impossible to establish and thus, any breaching party shall pay to the other party liquidated damages in the amount of Ten Thousand Dollars ($10,000) for each breach.

13. Warranty of No Actions Pending. Employee warrants and represents that no charge, complaint, action, application, petitions, or grievances brought by Employee or on Employee’s behalf regarding any of the matters released hereinabove is currently opened or presently exists against any Company’s Releasees in any form or forum. In addition, Employee waives the right to file (or to have another file on Employee’s behalf), any Claim against any Company Releasees in any court or before any government agency or arbitrator or other decision-maker arising out of or in any way connected with or related to any of the matters released hereinabove, or to allow Employee to be represented now or in the future in any class or action related thereto. Employee also promises to opt out of any class action and to take such other steps as Employee has the power to take to disassociate himself from any class action seeking relief against any Company Releasees In furtherance of the intent of this Agreement, if a court, administrative agency, arbitrator or any other decision-maker with authority to award money damages or other relief to Employee (or any other person or entity with respect to which Employee has an interest or claim to said relief) as against any of Company Releasees with respect to any matters released hereinabove, Employee hereby assigns to Company all rights and interest in such money damages and other relief.

14. Integration and Successors Clause. This Agreement constitutes and contains the entire agreement and final understanding concerning Employee’s employment with Company, the termination thereof, and all other subject matters addressed herein between the parties. This Agreement is intended by the parties as a complete and exclusive statement of the terms of their agreement. It supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matter hereof. Any representation, promise or agreement not specifically included in this Agreement shall not be binding upon or enforceable against either party. This is a fully integrated agreement. This Agreement shall be binding upon and inure to the benefit of each of the successors and assigns, whether by operation of law or otherwise, of each of the parties to this Agreement.

15. Severability. If any term or provision of this Agreement or the application thereof is held to be invalid or unenforceable, the invalidity or unenforceability shall not affect any other terms or provisions of this Agreement which can be given effect without the invalid terms or provisions, and to

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

this end, the terms and provisions of this Agreement are declared to be severable. Furthermore, the invalid or unenforceable term or provision shall be deemed amended and limited in accordance with the intent of the parties, as determined from the face of this Agreement, to the extent necessary to permit the maximum enforceability or validation of the term or provision.

16. Governing Law. This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of California without regard to principles of conflict of laws, except to the extent that federal law would govern.

17. Drafting of Agreement. Each party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any party on the basis that the party was the drafter.

18. Counterparts. This Agreement may be executed in counterparts, and each counterpart, when executed, shall have the efficacy of a signed or original. Photographic copies of such signed counterparts may be used in the lieu of the originals for any purpose. A facsimile signature shall have the same force and effect as an original signature.

19. Attorney’s Fees. In the event of any action or agreed upon arbitration in connection with the interpretation or enforcement of this Agreement, the prevailing party shall be entitled to recover all reasonable costs and expenses incurred by such party in connection therewith, including attorneys’ fees. The non-prevailing party shall also be solely responsible for all costs of the litigation or arbitration process including, but not limited to, the court fees, court reporter fees, and any and all other administrative costs of litigation or arbitration, and promptly shall reimburse the prevailing party for any portion of such costs previously paid by the prevailing party. Any dispute as to who is the prevailing party (and it can be proportional) or as to the reasonableness of costs and expenses, shall be determined by the court or arbitrator(s).

20. Non-Waiver. No waiver of any breach of any term or provision of this Agreement shall be construed to be, or shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the party waiving the breach.

21. Representation. In entering into this Agreement, the parties represent that they have obtained the advice of their attorneys, who are attorneys of their own choice, and that the terms of this Agreement have been completely read and explained to them by their attorneys, and that those terms are fully understood and voluntarily accepted by them.

22. Cooperation. The parties agree to cooperate fully and to execute any and all supplementary documents and to take all additional actions that may be necessary or appropriate to give full force to the terms and intent of this Agreement and which are not inconsistent with its terms, including but not limited to withdrawal and/or dismissal of any claims.

23. Liens. Employee represents and warrants that he is not aware of any workers’ compensation or other liens against the settlement consideration or claims released hereunder. Company Releasees shall have no responsibility for such liens. Employee hereby agrees to fully defend, indemnify and hold Company Releasees, and each of them, harmless from any liens, damages and/or attorney’s fees that are incurred or required of them as a result of the assertion of any such liens.

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

I HAVE READ THE FOREGOING AGREEMENT AND I ACCEPT AND AGREE TO THE PROVISIONS IT CONTAINS AND HEREBY EXECUTE IT VOLUNTARILY WITH A FULL UNDERSTANDING OF ITS CONSEQUENCES.

Executed this 12 day of January, 2009, at San Diego, California.

/s/ STEPHEN H. WACKNITZ
Stephen H. Wacknitz

Executed this 12th day of January, 2009, at Riverside County, California.

Temecula Valley Bank

By:	/s/ FRANK BASIRICO JR.
Frank Basirico, Jr.
Chief Executive Officer

Temecula Valley Bancorp Inc.

By:	/s/ FRANK BASIRICO JR.
Frank Basirico, Jr.
Chief Executive Officer

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

EXHIBIT A

ACKNOWLEDGEMENT AND WAIVER

I, Stephen H. Wacknitz, hereby acknowledge that I was given 21 days to consider the foregoing Agreement and voluntarily chose to sign the Agreement prior to the expiration of that 21-day period.

I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

EXECUTED this 12 day of January, 2009, at Riverside County, California.

/s/ STEPHEN H. WACKNITZ
Stephen H. Wacknitz

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

Agreement No. 1

(included in Temecula Valley Bancorp’s Form 10-Q/A, filed November 18, 2004)

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

Agreement No. 2

(included as exhibit to Temecula Valley Bancorp’s Form 10-Q/A, filed November 18, 2004)

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

Agreement No. 3

(included as exhibit 10.19 to Temecula Valley Bancorp’s Form 10-K for year ended

December 31, 2008)

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

Agreement No. 4

(included as exhibit 10.23 to Temecula Valley Bancorp’s Form 10-K for year ended

December 31, 2008)

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

Agreement No. 5

(Employment agreement included as an exhibit to Temecula Valley Bancorp’s Form 10-Q, filed

August 8, 2007;

Amendment to employment agreement included as an exhibit to Temecula Valley Bancorp’s 10-Q,

filed May 12, 2008)

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

STEPHEN H. WACKNITZ

2148 Rockhoff Road

Escondido, CA 92026

Temecula Valley Bancorp Inc.

Temecula Valley Bank

Attn: Board of Directors

27710 Jefferson Avenue, Suite A-100

Temecula, CA 92590

Re:	Resignation as Board Member of Temecula Valley Bancorp Inc. (“Company”) and Temecula Valley Bank (“Bank”)

Dear Board Members:

Effective immediately, I resign from all positions with the Company and the Bank, other than my consulting agreement work which commences on this date, including my positions as Board member and Chairman of both the Company and the Bank.

Dated: 1/12, 2009

/s/ STEPHEN H. WACKNITZ
Stephen H. Wacknitz

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

CONSENT OF SPOUSE

The undersigned spouse of Stephen H. Wacknitz to the foregoing Confidential Settlement and General Release Agreement (“Agreement”) acknowledges on her own behalf that: I have read the foregoing Agreement and I know its contents. I am aware that by its provisions I may be foregoing benefits I would have otherwise been entitled to receive but for the terms of the Agreement and this would apply to my community property interest (if any) in such benefits. I hereby approve of the provisions of the Agreement, and agree that my spouse’s interest and my interest in it are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on my spouse’s interest or my interest in it.

Date: 1-12-09	/s/ SYLVIA N. WACKNITZ
Sylvia N. Wacknitz

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

Attachment A

Deferred Compensation Agreement dated September 30, 2004 Schedule of Payments

TEMECULA VALLEY BANK

DEFERRED COMPENSATION PLAN

STEPHEN H. WACKNITZ

10.00%	RATE
		GL 25485-95	GL 25486-95	Pmts 1st of Month
GL 44786-95

DATE	PRIOR LINE BALANCE	WITHHELD FROM SALARY	NUMBER DAYS	INTEREST	INTEREST PAID THRU	ENDING BALANCE
1/15/05	0.00	5,208.34	0	0.00	1/14/05	5,208.34
1/31/05	5,208.34	5,208.34	16	22.83	1/30/05	10,439.51
2/15/05	10,439.51	5,208.34	15	42.90	2/14/05	15,690.75
2/28/05	15,690.75	5,208.34	13	55.88	2/27/05	20,954.98
3/15/05	20,954.98	5,208.34	15	86.12	3/14/05	26,249.43
3/31/05	26,249.43	5,208.34	16	115.07	3/30/05	31,572.84
4/15/05	31,572.84	5,208.34	15	129.75	4/14/05	36,910.93
4/30/05	36,910.93	5,208.34	15	151.69	4/29/05	42,270.96
5/15/05	42,270.96	5,208.34	15	173.72	5/14/05	47,653.02
5/31/05	47,653.02	5,208.34	16	208.89	5/30/05	53,070.25
6/15/05	53,070.25	5,208.34	15	218.10	6/14/05	58,496.68
6/30/05	58,496.68	5,208.34	15	240.40	6/29/05	63,945.42
7/15/05	63,945.42	5,208.34	15	262.79	7/14/05	69,416.55
7/31/05	69,416.55	5,208.34	16	304.29	7/30/05	74,929.18
8/15/05	74,929.18	5,208.34	15	307.93	8/14/05	80,445.45
8/31/05	80,445.45	5,208.34	16	352.64	8/30/05	86,006.43
9/15/05	86,006.43	5,208.34	15	353.45	9/14/05	91,568.22
9/30/05	91,568.22	5,208.34	15	376.31	9/29/05	97,152.87
10/15/05	97,152.87	5,208.34	15	399.26	10/14/05	102,760.47
10/31/05	102,760.47	5,208.34	16	450.46	10/30/05	108,419.26
11/15/05	108,419.26	5,208.34	15	445.56	11/14/05	114,073.16
11/30/05	114,073.16	5,208.34	15	468.79	11/29/05	119,750.29
12/15/05	119,750.29	5,208.34	15	492.12	12/14/05	125,450.76
12/31/05	125,450.76	5,208.34	16	549.92	12/30/05	131,209.02
1/15/06	131,209.02	5,208.34	15	539.22	1/14/06	136,956.58
1/31/06	136,956.58	5,208.34	16	600.36	1/30/06	142,765.27
2/15/06	142,765.27	5,208.34	15	586.71	2/14/06	148,560.32
2/28/06	148,560.32	5,208.34	13	529.12	2/27/06	154,297.78
3/15/06	154,297.78	5,208.34	15	634.10	3/14/06	160,140.22
3/31/06	160,140.22	5,208.34	16	701.98	3/30/06	166,050.54
4/15/06	166,050.54	5,208.34	15	682.40	4/14/06	171,941.28
4/30/06	171,941.28	5,208.34	15	706.61	4/29/06	177,856.23
5/15/06	177,856.23	5,208.34	15	730.92	5/14/06	183,795.49
5/31/06	183,795.49	5,208.34	16	805.68	5/30/06	189,809.51
6/15/06	189,809.51	5,208.34	15	780.04	6/14/06	195,797.88
6/30/06	195,797.88	5,208.34	15	804.65	6/29/06	201,810.87
7/15/06	201,810.87	5,208.34	15	829.36	7/14/06	207,848.57
7/31/06	207,848.57	5,208.34	16	911.12	7/30/06	213,968.03
8/15/06	213,968.03	5,208.34	15	879.32	8/14/06	220,055.69
8/31/06	220,055.69	5,208.34	16	964.63	8/30/06	226,228.66
9/15/06	226,228.66	5,208.34	15	929.71	9/14/06	232,366.71
9/30/06	232,366.71	5,208.34	15	954.93	9/29/06	238,529.98
10/15/06	238,529.98	5,208.34	15	980.26	10/14/06	244,718.58

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

10/31/06	244,718.58	5,208.34	16	1,072.74	10/30/06	250,999.66
11/15/06	250,999.66	5,208.34	15	1,031.51	11/14/06	257,239.50
11/30/06	257,239.50	5,208.34	15	1,057.15	11/29/06	263,504.99
12/15/06	263,504.99	5,208.34	15	1,082.90	12/14/06	269,796.23
12/31/06	269,796.23	5,208.34	16	1,182.67	12/30/06	276,187.24
1/15/07	276,187.24	5,208.34	15	1,135.02	1/14/07	282,530.59
1/31/07	282,530.59	11,458.34	16	1,238.49	1/30/07	295,227.42
2/15/07	295,227.42	8,333.34	15	1,213.26	2/14/07	304,774.03
2/28/07	304,774.03	8,333.34	13	1,085.50	2/27/07	314,192.86
3/15/07	314,192.86	8,333.34	15	1,291.20	3/14/07	323,817.41
3/31/07	323,817.41	8,333.34	16	1,419.47	3/30/07	333,570.22
4/15/07	333,570.22	8,333.34	15	1,370.84	4/14/07	343,274.40
4/30/07	343,274.40	8,333.34	15	1,410.72	4/29/07	353,018.45
5/15/07	353,018.45	8,333.34	15	1,450.76	5/14/07	362,802.55
5/31/07	362,802.55	8,333.34	16	1,590.37	5/30/07	372,726.26
6/15/07	372,726.26	8,333.34	15	1,531.75	6/14/07	382,591.35
6/30/07	382,591.35	8,333.34	15	1,572.29	6/29/07	392,496.99
7/15/07	392,496.99	8,333.34	15	1,613.00	7/14/07	402,443.33
7/31/07	402,443.33	8,333.34	16	1,764.14	7/30/07	412,540.80
8/15/07	412,540.80	8,333.34	15	1,695.37	8/14/07	422,569.52
8/31/07	422,569.52	8,333.34	16	1,852.36	8/30/07	432,755.21
9/15/07	432,755.21	8,333.34	15	1,778.45	9/14/07	442,867.00
9/30/07	442,867.00	8,333.34	15	1,820.00	9/29/07	453,020.34
10/15/07	453,020.34	8,333.34	15	1,861.73	10/14/07	463,215.41
10/31/07	463,215.41	8,333.34	16	2,030.53	10/30/07	473,579.28
11/15/07	473,579.28	8,333.34	15	1,946.22	11/14/07	483,858.84
11/30/07	483,858.84	8,333.34	15	1,988.46	11/29/07	494,180.64
12/15/07	494,180.64	8,333.34	15	2,030.88	12/14/07	504,544.86
12/31/07	504,544.86	8,333.34	16	2,211.70	12/30/07	515,089.90
1/15/08	515,089.90	8,333.34	15	2,116.81	1/14/08	525,540.05
1/31/08	525,540.05	8,333.34	16	2,303.74	1/30/08	536,177.13
2/15/08	536,177.13	8,333.34	15	2,203.47	2/14/08	546,713.94
2/29/08	546,713.94	8,333.34	14	2,096.98	2/28/08	557,144.26
3/15/08	557,144.26	8,333.34	15	2,289.63	3/14/08	567,767.23
3/31/08	567,767.23	8,333.34	16	2,488.84	3/30/08	578,589.42
4/15/08	578,589.42	8,333.34	15	2,377.76	4/14/08	589,300.52
4/30/08	589,300.52	8,333.34	15	2,421.78	4/29/08	600,055.64
5/15/08	600,055.64	8,333.34	15	2,465.98	5/14/08	610,854.97
5/31/08	610,854.97	8,333.34	16	2,677.72	5/30/08	621,866.03
6/15/08	621,866.03	8,333.34	15	2,555.61	6/14/08	632,754.98
6/30/08	632,754.98	8,333.34	15	2,600.36	6/29/08	643,688.68
7/15/08	643,688.68	8,333.34	15	2,645.30	7/14/08	654,667.32
7/31/08	654,667.32	8,333.34	16	2,869.77	7/31/08	665,870.43
8/15/08	665,870.43	8,333.34	15	2,736.45	8/15/08	676,940.23
8/31/08	676,940.23	8,333.34	16	2,967.41	8/31/08	688,240.98
9/15/08	688,240.98	8,333.34	15	2,828.39	9/15/08	699,402.71
9/30/08	699,402.71	8,333.34	15	2,874.26	9/30/08	710,610.30
10/15/08	710,610.30	8,333.34	15	2,920.32	10/15/08	721,863.96
10/31/08	721,863.96	8,333.34	16	3,164.34	10/31/08	733,361.63
11/15/08	733,361.63	8,333.34	15	3,013.81	11/15/08	744,708.79
11/30/08	744,708.79	8,333.34	15	3,060.45	11/30/08	756,102.58
12/31/08	756,102.58	0.00	31	6,421.69	12/31/08	762,524.27
1/31/09	762,524.27	0.00	31	6,476.23	1/31/09	769,000.50
2/28/09	769,000.50	0.00	28	5,899.18	2/28/09	774,899.69
3/31/09	774,899.69	0.00	31	6,581.34	3/31/09	781,481.02
4/30/09	781,481.02	0.00	30	6,423.13	4/30/09	787,904.16
5/31/09	787,904.16	0.00	31	6,691.79	5/31/09	794,595.95

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

6/30/09	794,595.95	0.00	30	6,530.93	6/30/09	801,126.87
7/31/09	801,126.87	0.00	31	6,804.09	7/31/09	807,930.96
8/31/09	807,930.96	0.00	31	6,861.88	8/31/09	814,792.84
9/30/09	814,792.84	0.00	30	6,696.93	9/30/09	821,489.77
10/31/09	821,489.77	0.00	31	6,977.04	10/31/09	828,466.81
11/30/09	828,466.81	0.00	30	6,809.32	11/30/09	835,276.12
12/31/09	835,276.12	0.00	31	7,094.13	12/31/09	842,370.25
1/31/10	842,370.25	(11,040.49)	31	7,060.61	1/31/10	838,390.37
2/28/10	838,390.37	(11,040.49)	28	6,346.79	2/28/10	833,696.67
3/31/10	833,696.67	(11,040.49)	31	6,986.94	3/31/10	829,643.12
4/30/10	829,643.12	(11,040.49)	30	6,728.24	4/30/10	825,330.87
5/31/10	825,330.87	(11,040.49)	31	6,915.89	5/31/10	821,206.27
6/30/10	821,206.27	(11,040.49)	30	6,658.90	6/30/10	816,824.68
7/31/10	816,824.68	(11,040.49)	31	6,843.65	7/31/10	812,627.84
8/31/10	812,627.84	(11,040.49)	31	6,808.00	8/31/10	808,395.35
9/30/10	808,395.35	(11,040.49)	30	6,553.60	9/30/10	803,908.46
10/31/10	803,908.46	(11,040.49)	31	6,733.95	10/31/10	799,601.92
11/30/10	799,601.92	(11,040.49)	30	6,481.33	11/30/10	795,042.76
12/31/10	795,042.76	(11,040.49)	31	6,658.65	12/31/10	790,660.92
1/31/11	790,660.92	(11,040.49)	31	6,621.43	1/31/11	786,241.86
2/28/11	786,241.86	(11,040.49)	28	5,946.75	2/28/11	781,148.12
3/31/11	781,148.12	(11,040.49)	31	6,540.64	3/31/11	776,648.27
4/30/11	776,648.27	(11,040.49)	30	6,292.67	4/30/11	771,900.45
5/31/11	771,900.45	(11,040.49)	31	6,462.10	5/31/11	767,322.05
6/30/11	767,322.05	(11,040.49)	30	6,216.01	6/30/11	762,497.58
7/31/11	762,497.58	(11,040.49)	31	6,382.24	7/31/11	757,839.33
8/31/11	757,839.33	(11,040.49)	31	6,342.68	8/31/11	753,141.51
9/30/11	753,141.51	(11,040.49)	30	6,099.46	9/30/11	748,200.48
10/31/11	748,200.48	(11,040.49)	31	6,260.81	10/31/11	743,420.80
11/30/11	743,420.80	(11,040.49)	30	6,019.56	11/30/11	738,399.88
12/31/11	738,399.88	(11,040.49)	31	6,177.57	12/31/11	733,536.96
1/31/12	733,536.96	(11,040.49)	31	6,136.27	1/31/12	728,632.74
2/29/12	728,632.74	(11,040.49)	29	5,701.42	2/29/12	723,293.67
3/31/12	723,293.67	(11,040.49)	31	6,049.27	3/31/12	718,302.45
4/30/12	718,302.45	(11,040.49)	30	5,813.11	4/30/12	713,075.07
5/31/12	713,075.07	(11,040.49)	31	5,962.49	5/31/12	707,997.07
6/30/12	707,997.07	(11,040.49)	30	5,728.41	6/30/12	702,684.99
7/31/12	702,684.99	(11,040.49)	31	5,874.24	7/31/12	697,518.74
8/31/12	697,518.74	(11,040.49)	31	5,830.36	8/31/12	692,308.61
9/30/12	692,308.61	(11,040.49)	30	5,599.46	9/30/12	686,867.59
10/31/12	686,867.59	(11,040.49)	31	5,739.90	10/31/12	681,567.00
11/30/12	681,567.00	(11,040.49)	30	5,511.18	11/30/12	676,037.69
12/31/12	676,037.69	(11,040.49)	31	5,647.92	12/31/12	670,645.12
1/31/13	670,645.12	(11,040.49)	31	5,602.12	1/31/13	665,206.75
2/28/13	665,206.75	(11,040.49)	28	5,018.26	2/28/13	659,184.52
3/31/13	659,184.52	(11,040.49)	31	5,504.78	3/31/13	653,648.82
4/30/13	653,648.82	(11,040.49)	30	5,281.71	4/30/13	647,890.04
5/31/13	647,890.04	(11,040.49)	31	5,408.86	5/31/13	642,258.41
6/30/13	642,258.41	(11,040.49)	30	5,188.09	6/30/13	636,406.01
7/31/13	636,406.01	(11,040.49)	31	5,311.32	7/31/13	630,676.84
8/31/13	630,676.84	(11,040.49)	31	5,262.66	8/31/13	624,899.02
9/30/13	624,899.02	(11,040.49)	30	5,045.41	9/30/13	618,903.94
10/31/13	618,903.94	(11,040.49)	31	5,162.68	10/31/13	613,026.13
11/30/13	613,026.13	(11,040.49)	30	4,947.83	11/30/13	606,933.46
12/31/13	606,933.46	(11,040.49)	31	5,061.01	12/31/13	600,953.98
1/31/14	600,953.98	(11,040.49)	31	5,010.22	1/31/14	594,923.72
2/28/14	594,923.72	(11,040.49)	28	4,479.10	2/28/14	588,362.33

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

3/31/14	588,362.33	(11,040.49)	31	4,903.28	3/31/14	582,225.12
4/30/14	582,225.12	(11,040.49)	30	4,694.67	4/30/14	575,879.30
5/31/14	575,879.30	(11,040.49)	31	4,797.26	5/31/14	569,636.07
6/30/14	569,636.07	(11,040.49)	30	4,591.20	6/30/14	563,186.78
7/31/14	563,186.78	(11,040.49)	31	4,689.46	7/31/14	556,835.75
8/31/14	556,835.75	(11,040.49)	31	4,635.52	8/31/14	550,430.78
9/30/14	550,430.78	(11,040.49)	30	4,433.34	9/30/14	543,823.64
10/31/14	543,823.64	(11,040.49)	31	4,525.01	10/31/14	537,308.15
11/30/14	537,308.15	(11,040.49)	30	4,325.49	11/30/14	530,593.15
12/31/14	530,593.15	(11,040.49)	31	4,412.64	12/31/14	523,965.30
1/31/15	523,965.30	(11,040.49)	31	4,356.35	1/31/15	517,281.16
2/28/15	517,281.16	(11,040.49)	28	3,883.49	2/28/15	510,124.16
3/31/15	510,124.16	(11,040.49)	31	4,238.79	3/31/15	503,322.46
4/30/15	503,322.46	(11,040.49)	30	4,046.15	4/30/15	496,328.12
5/31/15	496,328.12	(11,040.49)	31	4,121.62	5/31/15	489,409.25
6/30/15	489,409.25	(11,040.49)	30	3,931.80	6/30/15	482,300.56
7/31/15	482,300.56	(11,040.49)	31	4,002.48	7/31/15	475,262.56
8/31/15	475,262.56	(11,040.49)	31	3,942.71	8/31/15	468,164.77
9/30/15	468,164.77	(11,040.49)	30	3,757.19	9/30/15	460,881.47
10/31/15	460,881.47	(11,040.49)	31	3,820.57	10/31/15	453,661.55
11/30/15	453,661.55	(11,040.49)	30	3,637.98	11/30/15	446,259.04
12/31/15	446,259.04	(11,040.49)	31	3,696.38	12/31/15	438,914.92
1/31/16	438,914.92	(11,040.49)	31	3,634.00	1/31/16	431,508.44
2/29/16	431,508.44	(11,040.49)	29	3,340.70	2/29/16	423,808.65
3/31/16	423,808.65	(11,040.49)	31	3,505.70	3/31/16	416,273.86
4/30/16	416,273.86	(11,040.49)	30	3,330.69	4/30/16	408,564.06
5/31/16	408,564.06	(11,040.49)	31	3,376.23	5/31/16	400,899.80
6/30/16	400,899.80	(11,040.49)	30	3,204.32	6/30/16	393,063.63
7/31/16	393,063.63	(11,040.49)	31	3,244.58	7/31/16	385,267.72
8/31/16	385,267.72	(11,040.49)	31	3,178.37	8/31/16	377,405.60
9/30/16	377,405.60	(11,040.49)	30	3,011.22	9/30/16	369,376.33
10/31/16	369,376.33	(11,040.49)	31	3,043.40	10/31/16	361,379.24
11/30/16	361,379.24	(11,040.49)	30	2,879.50	11/30/16	353,218.24
12/31/16	353,218.24	(11,040.49)	31	2,906.17	12/31/16	345,083.92
1/31/17	345,083.92	(11,040.49)	31	2,837.08	1/31/17	336,880.51
2/28/17	336,880.51	(11,040.49)	28	2,499.59	2/28/17	328,339.62
3/31/17	328,339.62	(11,040.49)	31	2,694.87	3/31/17	319,994.00
4/30/17	319,994.00	(11,040.49)	30	2,539.34	4/30/17	311,492.85
5/31/17	311,492.85	(11,040.49)	31	2,551.79	5/31/17	303,004.15
6/30/17	303,004.15	(11,040.49)	30	2,399.70	6/30/17	294,363.36
7/31/17	294,363.36	(11,040.49)	31	2,406.30	7/31/17	285,729.17
8/31/17	285,729.17	(11,040.49)	31	2,332.97	8/31/17	277,021.65
9/30/17	277,021.65	(11,040.49)	30	2,186.15	9/30/17	268,167.31
10/31/17	268,167.31	(11,040.49)	31	2,183.82	10/31/17	259,310.64
11/30/17	259,310.64	(11,040.49)	30	2,040.58	11/30/17	250,310.72
12/31/17	250,310.72	(11,040.49)	31	2,032.16	12/31/17	241,302.39
1/31/18	241,302.39	(11,040.49)	31	1,955.65	1/31/18	232,217.55
2/28/18	232,217.55	(11,040.49)	28	1,696.70	2/28/18	222,873.76
3/31/18	222,873.76	(11,040.49)	31	1,799.13	3/31/18	213,632.40
4/30/18	213,632.40	(11,040.49)	30	1,665.14	4/30/18	204,257.05
5/31/18	204,257.05	(11,040.49)	31	1,641.02	5/31/18	194,857.58
6/30/18	194,857.58	(11,040.49)	30	1,510.83	6/30/18	185,327.92
7/31/18	185,327.92	(11,040.49)	31	1,480.25	7/31/18	175,767.68
8/31/18	175,767.68	(11,040.49)	31	1,399.05	8/31/18	166,126.24
9/30/18	166,126.24	(11,040.49)	30	1,274.68	9/30/18	156,360.43
10/31/18	156,360.43	(11,040.49)	31	1,234.22	10/31/18	146,554.16
11/30/18	146,554.16	(11,040.49)	30	1,113.81	11/30/18	136,627.48

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)

12/31/18	136,627.48	(11,040.49)	31	1,066.63	12/31/18	126,653.62
1/31/19	126,653.62	(11,040.49)	31	981.92	1/31/19	116,595.05
2/28/19	116,595.05	(11,040.49)	28	809.73	2/28/19	106,364.29
3/31/19	106,364.29	(11,040.49)	31	809.60	3/31/19	96,133.40
4/30/19	96,133.40	(11,040.49)	30	699.39	4/30/19	85,792.31
5/31/19	85,792.31	(11,040.49)	31	634.88	5/31/19	75,386.70
6/30/19	75,386.70	(11,040.49)	30	528.87	6/30/19	64,875.08
7/31/19	64,875.08	(11,040.49)	31	457.23	7/31/19	54,291.81
8/31/19	54,291.81	(11,040.49)	31	367.34	8/31/19	43,618.66
9/30/19	43,618.66	(11,040.49)	30	267.77	9/30/19	32,845.94
10/31/19	32,845.94	(11,040.49)	31	185.20	10/31/19	21,990.65
11/30/19	21,990.65	(11,040.49)	30	90.00	11/30/19	11,040.16
12/31/19	11,040.16	(11,040.49)	31	(0.00)	12/31/19	(0.34)

TOTAL		(691,524.84)		691,524.50

FILTERED		(691,524.84)		691,524.50

/s/ SHW	(EMPLOYEE)

/s/ FB Jr	(BANK)

/s/ FB Jr	(BANCORP)